UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2017

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On October 26, 2017, FARO Technologies, Inc. (the “Company”) issued a press release announcing its results of operations for the third fiscal quarter ended September 30, 2017. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished pursuant to Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release dated October 26, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc. (Registrant)

October 26, 2017	/s/ Robert Seidel
	By:	Robert Seidel
	Its:	Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 26, 2017